                                                                    Exhibit 10.6


                     AMENDMENT NO. 2 TO SECOND AMENDED AND
                      RESTATED REVOLVING CREDIT AGREEMENT


               AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED REVOLVING AGREEMENT, dated as of September 30, 1998 (the "Amendment No. 2"), by and among GENEVA STEEL COMPANY, a Utah corporation (the "Borrower"), the financial institutions listed on the signature pages to the Credit Agreement (as defined below) (each individually a "Lender" and collectively the "Lenders"), the issuer party thereto (the "Issuer"), CITICORP USA, INC., a Delaware corporation ("CUSA"), as agent under the Credit Agreement for itself and for the Lenders (in such capacity, the "Agent"), and HELLER FINANCIAL, INC., as co-agent (the "Co-Agent"). All capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned to such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

               WHEREAS, the Borrower, the Lenders, the Issuer, the Agent and the Co-Agent have entered into a Second Amended and Restated Revolving Credit Agreement dated as of May 14, 1996, as amended by an Amendment dated as of May 1, 1998 (the "Credit Agreement");

               WHEREAS, the Borrower and the Majority Lenders pursuant to
Section 10.1 of the Credit Agreement desire to amend the Credit Agreement; and

               WHEREAS, the Majority Lenders are willing to amend the Credit Agreement in the manner and on the terms and conditions set forth herein;

               NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

               SECTION 1. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions to effectiveness in Section 3 hereof, the Credit Agreement shall be amended as follows:

               (a) The following definitions in Section 1.1 shall be amended and restated in their entirety to read as follows:

               "Borrowing Base" means, at any time, the sum of (a) 85% of Eligible Receivables at such time plus (b) the lesser of (i) such amount of the Eligible Inventory at such time as determined in accordance with the advance rate formulae set forth on Schedule I and (ii) the Inventory Availability Sublimit, less, in each case, such reserves as the Agent, in its sole discretion, may deem appropriate, plus
(c) all cash on deposit at such time in the Cash Collateral Account and the L/C Cash Collateral Account; provided, however, that the aforementioned advance rates in respect of Eligible Inventory may be prospectively adjusted by the Agent from time to time upon at least five Business Days' prior written notice to the Borrower to conform to the Agent's regular business practices and policies applicable to asset based loans with advance rates based on current assets in effect from time to time, which practices and policies may be changed by the Agent in its sole discretion; provided, however, that any increase in the advance rates above those set forth on Schedule I shall require the written consent of Lenders having two-thirds or more of the Revolving Credit Commitments, and any changes with respect to reserves (as contemplated above) to be evidenced by notice to the Borrower and applicable prospectively on the Borrowing Base Certificate following such notice.

               "EBITDA" means, for any Person and its Restricted Subsidiaries for any period, the Net Income (Loss) of such Person and its Restricted Subsidiaries for such period taken as a single accounting period, plus (a) the sum of the following amounts of such Person and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP to the extent included in the determination of such Net Income (Loss): (i) depreciation expense, (ii) amortization expense, (iii) other non-cash charges, (iv) Net Interest Expense, (v) provision for income taxes and similar taxes, and (vi) extraordinary losses, less (b) the sum of the following amounts of such Person and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP to the extent included in the determination of such Net Income (Loss):
(i) extraordinary gains, (ii) the Net Income (Loss) (which, if it is a negative, shall be added) of any other Person that is accounted for by the equity method of accounting, after deducting the amount of dividends or distributions paid by such other Person to such Person, (iii) the Net Income (Loss) (which, if it is a negative, shall be added) of any other Person acquired by such Person or a Restricted Subsidiary of such Person in a transaction accounted for as a pooling of interests for any period prior to the date of such acquisition, and (iv) other non-operating income.

               "Net Worth" of any Person means, at any date, the difference between Total Assets of such Person at such date and Total Liabilities (excluding any such liabilities resulting from accrued but unpaid dividends on the Borrower's Stock) of such Person at such date.



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

               "Tangible Net Worth" of any Person means, at any date, the Net Worth of such Person at such date, excluding, however, from the determination of the Total Assets of such Person at such date (to the extent the same are included in the determination of Total Assets and without duplication), (i) all goodwill, organizational expenses, research and development expenses, trademarks, trade names, copyrights, patents, patent applications, licenses and rights in any thereof, and other similar intangibles, (ii) all deferred charges or unamortized debt discount and expense, (iii) all reserves carried and not deducted from assets or carried as a liability, (iv) treasury stock and capital stock of such Person and its Restricted Subsidiaries, and all obligations or other securities of, or capital contributions to, or investments in or advances or loans to, any Unrestricted Subsidiary of such Person or any of its Subsidiaries, (v) securities which are not readily marketable, (vi) cash held in a sinking or other analogous fund established for the purpose of redemption, retirement, defeasance or prepayment of any Stock, (vii) any write-up in the book value of any asset resulting from a revaluation thereof, and (viii) any items not included in clauses (i) through (vii) above which are treated as intangibles in conformity with GAAP.

               (b) The following definition in Section 1.1 shall be amended as follows:

                      Paragraph (q) of the definition of "Eligible Receivables"
               is amended by inserting after the words "Accounts of such account debtor" in the first line thereof the words "(other than Accounts created under the Mannesman Agreement)".

               (c) Section 5.1 shall be amended and restated in its entirety to read as follows:

               "5.1. Maintenance of Tangible Net Worth . The Borrower shall maintain, during each of the periods set forth below, Tangible Net Worth no less than the sum of (a) the amounts set forth below plus (b) an amount equal to 75% of the net (after payment of fees, commissions, expenses and the like) cash proceeds received by the Borrower from the sale of Additional Equity since the date hereof:



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

                                                                   Minimum
                             Period                                 Amount
                             ------                                 ------

               April 30, 1996 - July 30, 1996                    $74,200,000
               July 31, 1996 - October 30, 1996                  $74,200,000
               October 31, 1996 - January 30, 1997               $74,200,000
               January 31, 1997 - April 29, 1997                 $72,200,000
               April 30, 1997 - July 30, 1997                    $69,700,000
               July 31, 1997 - October 30, 1997                  $67,200,000
               October 31, 1997 - January 30, 1998               $65,000,000
               January 31, 1998 - April 29, 1998                 $65,000,000
               April 30, 1998 - July 30, 1998                    $65,000,000
               July 31, 1998 - September 30, 1998               $110,000,000
               October 1, 1998 - October 31, 1998               $110,000,000
               November 1, 1998 - November 30, 1998             $200,000,000
               December 1, 1998 - December 31, 1998             $200,000,000
               January 1, 1999 - January 30, 1999               $200,000,000
               January 31, 1999 - April 29, 1999                $200,000,000
               April 30, 1999 - July 30, 1999                   $200,000,000
               July 31, 1999 - October 30, 1999                 $200,000,000
               October 31, 1999 - January 30, 2000              $200,000,000
               January 31, 2000 - April 29, 2000                $200,000,000
               April 30, 2000 and thereafter                    $200,000,000"


               (d) Section 5.3 shall be amended and restated in its entirety to read as follows:

               "5.3. EBITDA to Cash Interest Expense Ratio . The Borrower shall achieve as of the last day of each Fiscal Quarter commencing with the Fiscal Quarter ending June 30, 1996, determined on the basis of the four Fiscal Quarters ending on the date of determination, a ratio of (a) EBITDA for such period to (b) Cash Interest Expense for such period, not less than the ratio set forth below:



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
               For the Fiscal                             Minimum
               Quarter Ending                             Ratio Required
               --------------                             --------------
               June 30, 1996                              1.40 : 1.0
               September 30, 1996                         1.40 : 1.0
               December 31, 1996                          1.40 : 1.0
               March 31, 1997                             1.40 : 1.0
               June 30, 1997                              1.50 : 1.0
               September 30, 1997                         1.50 : 1.0
               December 31, 1997                          1.50 : 1.0
               March 31, 1998                             1.60 : 1.0
               June 30, 1998                              1.75 : 1.0
               September 30, 1998                         1.82 : 1.0
               December 31, 1998                          2.15 : 1.0
               March 31, 1999                             2.30 : 1.0
               June 30, 1999                              2.40 : 1.0
               September 30, 1999                         2.60 : 1.0
               December 31, 1999                          2.75 : 1.0
               March 31, 2000 and thereafter              3.00 : 1.0"

               (e) Notwithstanding the provisions of Section 6.11 of the Credit Agreement, the financial statements of the Borrower due on December 31, 1998, in respect of the month of November 1998, shall be furnished to the Lenders no later than January 7, 1999.

               SECTION 2.   Representations and Warranties.

               The Borrower hereby represents and warrants to the Lenders that
(i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower and will not violate the certificate of incorporation or by-laws of the Borrower;
(ii) this Amendment is the legal, valid, binding and enforceable obligation of the Borrower, enforceable against it in accordance with its terms; (iii) the representations and warranties contained in the Credit Agreement, as amended by this Amendment No. 2, are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and for changes therein permitted or contemplated by the Credit Agreement, as amended by this Amendment No. 2; and (iv) after giving effect to this



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Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

               SECTION 3.    Conditions to Effectiveness.

               This Amendment shall become effective (the "Effective Date") when, and only when, (i) the Borrower and the Majority Lenders shall have signed a copy hereof (whether the same or different copies), (ii) the Lenders shall have received certified resolutions of the Board of Directors of the Borrower authorizing the transactions contemplated hereunder and (iii) the Lenders shall have received a certificate from a Responsible Officer of the Borrower certifying that the representations and warranties set forth in Section 2 hereof are true and correct on and as of the Effective Date.

               SECTION 4.    No Modification.

               This Amendment is limited as specified herein and, except as provided herein, shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document, all of which shall continue to be in full force and effect and are hereby ratified and confirmed in all respects.

               SECTION 5.    Counterparts.

               This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

               SECTION 6.    References to Loan Documents.

               From and after the Effective Date, all references in the Credit Agreement and each of the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.



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



               SECTION 7.    Governing Law.

               THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

               SECTION 8.    Release.

               THE BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY LENDER. THE BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST SUCH LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE.



                            [signature pages follow]



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


               IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first above written.


                                        GENEVA STEEL COMPANY


                                        By: /s/ Joseph A. Cannon
                                            ------------------------------------
                                            Name:  Joseph A. Cannon
                                            Title: Chief Executive Officer


                                        CITICORP USA, INC.,
                                        as Agent


                                        By: /s/ John Podkowski
                                            ------------------------------------
                                            Name:  John Podkowski
                                            Title: Attorney-in-Fact


                                        Lenders

                                        CITICORP USA, INC.


                                        By: /s/ John Podkowski
                                            ------------------------------------
                                            Name:  John Podkowski
                                            Title: Attorney-in-Fact




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


                                      GENERAL ELECTRIC CAPITAL CORPORATION


                                        By: /s/ J. K. Williams
                                            ------------------------------------
                                             Name:  Janet K. Williams
                                             Title: Duly Authorized Signatory


                                        IBJ SCHRODER BANK & TRUST COMPANY


                                        By: /s/ John Butera
                                            ------------------------------------
                                             Name:  John Butera
                                             Title: VP


                                        TRANSAMERICA BUSINESS CREDIT
                                        CORPORATION


                                        By: /s/ Michael Burns
                                            ------------------------------------
                                             Name:  Michael S. Burns
                                             Title: Senior Vice President


                                        CORESTATES BANK, N.A.


                                        By: /s/ Jennifer Avrigian
                                            ------------------------------------
                                             Name:  Jennifer Avrigian
                                             Title: AVP




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

                                        HELLER FINANCIAL, INC.


                                        By: /s/ T. Bukowski
                                            ------------------------------------
                                             Name:  T. Bukowski
                                             Title: Sr. Vice Pres.


                                        MELLON BANK, N.A.


                                        By: /s/ Daniel K. Clancy
                                            ------------------------------------
                                             Name:  Daniel K. Clancy
                                             Title: Vice President


                                        LASALLE BUSINESS CREDIT, INC.


                                        By: /s/ Mark E. Landsem
                                            ------------------------------------
                                             Name:  Mark E. Landsem
                                             Title: Vice President


                                        PNC BUSINESS CREDIT


                                        By: /s/ Michael D. Shover
                                            ------------------------------------
                                             Name:  Michael D. Shover
                                             Title: Bank Officer


                                        NATIONSBANK, N.A.


                                        By: /s/ Melba B. Quizon
                                            ------------------------------------
                                             Name:  Melba B. Quizon
                                             Title: Vice President

                                        BNY Financial Corp. as successor in
                                          interest to
                                        THE BANK OF NEW YORK
                                        COMMERCIAL CORPORATION


                                        By: /s/ Stephen V. Mangiante
                                            ------------------------------------
                                             Name:  Stephen V. Mangiante
                                             Title: Vice President


                                        SANWA BUSINESS CREDIT
                                        CORPORATION


                                        By: /s/ Peter L. Skavla
                                            ------------------------------------
                                             Name:  Peter L. Skavla
                                             Title: Vice President


                                        CIT GROUP/BUSINESS CREDIT, INC.


                                        By: /s/ William Shiro
                                            ------------------------------------
                                             Name:  William Shiro
                                             Title: Assistant Vice President


                                        Issuer

                                        CITIBANK, N.A.


                                        By: /s/ John Podkowski
                                            ------------------------------------
                                            Name:  John Podkowski
                                            Title: Attorney-in-Fact





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